                                                                 EXHIBIT 99



                            PNC Student Loan Trust I
                 Student Loan Asset Backed Notes, Series 1997-2



Noteholders' Statement
pursuant to Section 5.7(a) of
Transfer and Servicing
Agreement (capitalized terms used
herein are defined in Appendix A thereto)

         Distribution Date:    July 27, 1998

(i)        Principal Factor:

              (a)      Class A-1:    0.0000000
                                     ---------
              (b)      Class A-2:    1.0000000
                                     ---------
              (c)      Class A-3:    1.0000000
                                     ---------
              (d)      Class A-4:    1.0000000
                                     ---------
              (e)      Class A-5:    1.0000000
                                     ---------
              (f)      Class A-6:    1.0000000
                                     ---------
              (g)      Class A-7:    1.0000000
                                     ---------
              (h)      Class A-8:    0.7288974
                                     ---------
              (I)      Class A-9:    1.0000000
                                     ---------
              (j)      Class B:      1.0000000
                                     ---------

(ii)       Amount of principal being paid or distributed:

              (a)      Class A-1 Notes:$                0.00
                                         -------------------
              (b)      Class A-2 Notes:$                0.00
                                         -------------------
              (c)      Class A-3 Notes:$                0.00
                                         -------------------
              (d)      Class A-4 Notes:$                0.00
                                         -------------------
              (e)      Class A-5 Notes:$                0.00
                                         -------------------
              (f)      Class A-6 Notes:$                0.00
                                         -------------------
              (g)      Class A-7 Notes:$                0.00
                                         -------------------
              (h)      Class A-8 Notes:$       36,147,836.46
                                         -------------------
              (I)      Class A-9 Notes:$                0.00
                                         -------------------
              (j)      Class B Notes:  $                0.00
                                         -------------------
              (k)      Certificates:   $                0.00
                                         -------------------

(iii) (a) Amount of interest being paid or distributed:

          (1)      Class A-1 Notes:$           0.00   (based on One-Month LIBOR)
                                    ----------------
          (2)      Class A-2 Notes:$    1,641,915.00
                                    ----------------
          (3)      Class A-3 Notes:$    1,688,995.00
                                    ----------------
          (4)      Class A-4 Notes:     1,643,730.00
                                    ----------------
          (5)      Class A-5 Notes:$    1,534,550.00
                                    ----------------
          (6)      Class A-6 Notes:$    1,191,175.00
                                    ----------------
          (7)      Class A-7 Notes:$    2,035,220.00
                                    ----------------
          (8)      Class A-8 Notes:$    2,385,028.42  (based on One-Month LIBOR)
                                    ----------------
          (9)      Class A-9 Notes:$    1,849,887.93  (based on One-Month LIBOR)
                                    ----------------
          (10)     Class B Notes:  $      542,529.11  (based on One-Month LIBOR)
                                    ----------------
          (11)     Certificates:   $           18.08  (based on One-Month LIBOR)
                                    ----------------

      (b) Applicable Interest Rate - June - July:         Net Loan Rate

          (1)      Class A-1:       n/a    %                    n/a    %
                                -----------               --------------
          (2)      Class A-2:    6.13800   %
                                -----------
          (3)      Class A-3:    6.31400   %
                                -----------
          (4)      Class A-4:    6.44600   %
                                -----------
          (5)      Class A-5:    6.53000   %
                                -----------
          (6)      Class A-6:    6.57200   %
                                -----------
          (7)      Class A-7:    6.72800   %
                                -----------
          (8)      Class A-8:    5.76625   %                7.18114    %
                                -----------               --------------
          (9)      Class A-9:    5.83625   %                7.18114    %
                                -----------               --------------
          (10)     Class B:      5.95625   %                7.18114    %
                                -----------               --------------
          (11)     Certificates: 7.15625   %
                                -----------

      (b) Applicable Interest Rate - May - June:          Net Loan Rate

          (1)      Class A-1:       n/a    %                  n/a     %
                                -----------               --------------
          (2)      Class A-2:    6.13800   %
                                -----------
          (3)      Class A-3:    6.31400   %
                                -----------
          (4)      Class A-4:    6.44600   %
                                -----------
          (5)      Class A-5:    6.53000   %
                                -----------
          (6)      Class A-6:    6.57200   %
                                -----------
          (7)      Class A-7:    6.72800   %
                                -----------
          (8)      Class A-8:    5.75844   %                7.17964    %
                                -----------               -------------
          (9)      Class A-9:    5.82844   %                7.17964    %
                                -----------               -------------
          (10)     Class B:      5.94844  %                 7.17964    %
                                -----------               -------------
          (11)     Certificates: 7.14844   %
                                -----------

      (b) Applicable Interest Rate - April - May::         Net Loan Rate

          (1)      Class A-1:       n/a    %                   n/a     %
                                -----------                -------------
          (2)      Class A-2:    6.13800   %
                                -----------
          (3)      Class A-3:    6.31400   %
                                -----------
          (4)      Class A-4:    6.44600   %
                                -----------
          (5)      Class A-5:    6.53000   %
                                -----------
          (6)      Class A-6:    6.57200   %
                                -----------
          (7)      Class A-7:    6.72800   %
                                -----------
          (8)      Class A-8:    5.76625   %                7.18017    %
                                -----------               -------------
          (9)      Class A-9:    5.83625   %                7.18017    %
                                -----------               -------------
          (10)     Class B:      5.95625   %                7.18017    %
                                -----------               -------------
          (11)     Certificates: 7.15625   %
                                -----------


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


(iv) Amount of distribution allocable to any Noteholders= Interest Carryover:

           (a)     Class A-1:         $           0.00
                                        --------------
           (b)     Class A-8:         $           0.00
                                        --------------
           (c)     Class A-9:         $           0.00
                                        --------------
           (d)     Class B:$          $           0.00
                                        --------------

(v)  Pool Balance at end of preceding Collection Period -  June : 880,473,771.95
                                                                  --------------
                                                           May :  889,109,580.88
                                                                  --------------
                                                           April: 899,897,695.34
                                                                  --------------

(iv) After giving effect to distributions on this Distribution Date:

         (a)    outstanding principal amount of Class A-1 Notes:$             0.00
                                                                  ----------------

         (b)    outstanding principal amount of Class A-2 Notes:$   107,000,000.00
                                                                  ----------------

         (c)    outstanding principal amount of Class A-3 Notes:$   107,000,000.00
                                                                  ----------------

         (d)    outstanding principal amount of Class A-4 Notes:$   102,000,000.00
                                                                  ----------------

         (e)    outstanding principal amount of Class A-5 Notes:$    94,000,000.00
                                                                  ----------------

         (f)    outstanding principal amount of Class A-6 Notes:$    72,500,000.00
                                                                  ----------------

         (g)    outstanding principal amount of Class A-7 Notes:$   121,000,000.00
                                                                  ----------------

         (h)    outstanding principal amount of Class A-8 Notes:$   127,557,044.48
                                                                  ----------------

         (I)    outstanding principal amount of Class A-9 Notes:$   125,450,000.00
                                                                  ----------------

         (j)    outstanding principal amount of Class B Notes:  $    36,050,000.00
                                                                  ----------------

         (k)    Certificate Balance:                            $         1,000.00
                                                                  ----------------

(vii) Amount of Servicing Fee, Administration Fee, Indenture Trustee Fee and Eligible Lender Trustee Fee to be allocated for the upcoming
        Distribution Date:($   2,358,285.43 )
                            ---------------

(viii) (a) Aggregate amount of Realized Losses (if any) for preceding Collection Period since the last Distribution Date (or since the Closing Date in the case of the first Distribution Date)
                                  June:  $ 11,865.68
                                         -----------
                                  May:   $ 27,979.23
                                         -----------
                                  April: $ 36,224.41
                                         -----------

        (b) Amount of recoveries:
                 (i)    principal:$     1,997.99
                                   -------------
                 (ii)   Interest: $     9,947.73
                                   -------------

(ix)    (a) Amount of distribution attributable to
        amounts in the Reserve Account:$ 359,439.67
                                        -----------

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



        (b)  Amount of other withdrawals from the
        Reserve Account:$    0.00
                        ---------

        (c)   Reserve Account balance:$    8,929,174.84
                                       ----------------
        (d)   Parity percentage:           99.68  %
                                       ----------------

        (e)   Amount of Parity Percentage Payments:$  0.00

(x) The aggregate Purchase Amount paid for Financed Student Loans Purchased from the Trust during the preceding Collection
        Period since the last Distribution Date (or since the Closing Date in the case of the first Distribution Date)
                  June  :$         13,689.25
                          ------------------
                  May   :$       133,028.17
                          ------------------
                  April :$     1,623,854.89
                          ------------------

(xi)    During the Exchange Period only, the aggregate Issuer
        Consolidation Payments and Adjustment Payments, stated separately, for the preceding Collection Period since the last Distribution Date (or since the Closing Date in the case of the first Distribution Date)

        Issuer Consolidation Payments:    June:  $    1,404,834.50
                                                  ----------------
                                          May:   $    1,575,156.56
                                                  ----------------
                                          April: $            0.00
                                                  ----------------

        Adjustment Payments:              June:  $            0.00
                                                  ----------------
                                          May:   $            0.00
                                                  ----------------
                                          April: $            0.00
                                                  ----------------

(xii)   (a) Amount of Financed Student Loans for June:

            (1) that are 30 to 60 days delinquent:     $   31,092,117.00
                                                       -----------------
            (2) that are 61 to 90 days delinquent:     $   13,269,918.13
                                                       -----------------
            (3) that are 91 to 120 days delinquent:    $    8,088,032.07
                                                       -----------------
            (4) that are more than 120 days delinquent:$   12,995,471.63
                                                       -----------------
            (5) for which claims have been filed
                  with the appropriate Guarantor
                  and which are awaiting payment:      $    2,919,904.46
                                                       -----------------

(xii)   (a) Amount of Financed Student Loans for May:

            (1) that are 30 to 60 days delinquent:     $   29,738,084.61
                                                       -----------------
            (2) that are 61 to 90 days delinquent:     $   13,574,923.86
                                                       -----------------
            (3) that are 91 to 120 days delinquent:    $    8,538,403.64
                                                       -----------------
            (4) that are more than 120 days delinquent:$   12,141,897.82
                                                       -----------------
            (5) for which claims have been filed
                  with the appropriate Guarantor
                  and which are awaiting payment:      $    3,451,351.21
                                                       -----------------

(xii)   (a) Amount of Financed Student Loans for April:

            (1) that are 30 to 60 days delinquent:     $    29,569,827.22
                                                       ------------------
            (2) that are 61 to 90 days delinquent:     $    13,952,762.81
                                                       ------------------
            (3) that are 91 to 120 days delinquent:    $     7,857,807.50
                                                       ------------------
            (4) that are more than 120 days delinquent:$    10,814,342.61
                                                       ------------------
            (5) for which claims have been filed
                  with the appropriate Guarantor
                  and which are awaiting payment:      $     4,095,110.71
                                                       ------------------


Note:

As a result of payments due to or due from the "Transferor," relating to the inception of the "Trust" and with respect to the loans transferred to the "Trust," the "Transferor" paid the "Trust" $2,173,918.15, which was included in the Note Distribution Account for this period.